Ocean Park High Income ETF

DUKH

Primary Listing Exchange for the Fund: The NASDAQ Stock Market LLC

Summary Prospectus

July 1, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated July 1, 2024, is incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.oceanparketfs.com. You can also obtain these documents at no cost by calling 1-866-738-4363 or by sending an email request to OrderSierra@ultimusfundsolutions.com.

Investment Objectives: The Fund has two objectives, to provide total return and to limit exposure to downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees 0	0.00%
Other Expenses (1)	0.32%
Acquired Fund Fees and Expenses (1)(2)	0.29%
Total Annual Fund Operating Expenses	1.26%
Fee Waiver and Reimbursement (3)	(0.19)%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.07%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until January 31, 2026 so that the total annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 0.78% of its average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits (after taking into account the recoupment amount). This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Adviser’s fee waiver is only in effect for the term of the waiver. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$109	$381

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by tactically allocating the Fund’s assets between unaffiliated higher yielding ETFs (“High Income ETFs”), long-term Treasury ETFs (“Treasury ETFs”) and cash equivalents. For the purposes of this prospectus, High Income ETFs and Treasury ETFs are collectively referred to as “Underlying ETFs”. The Fund defines higher yielding ETFs as those which principally invest in high yield corporate and municipal bonds, emerging market bonds, preferred securities and bank loans. High Income ETFs may invest in issues of any duration or maturity. The Underlying ETFs that the Fund invests in may be passively managed or actively managed.

The Fund may invest without constraint in high yield ETFs and emerging market bond ETFs. The Fund considers Underlying ETFs which principally invest in non-investment grade debt issues to be high yield ETFs. The Fund considers High Income ETFs which principally invest in emerging market bond debt issues to be emerging market bond ETFs. The Fund considers emerging market issuers to be those located in countries represented in the Morningstar Emerging Markets Index.

The Fund uses a “fund of funds” approach and may engage in frequent trading.

Under normal market conditions, the Fund expects to invest substantially all of its assets in High Income ETFs. At times, the Fund may be partially invested in Treasury ETFs. At times, the Fund may be fully or partially invested in cash equivalents. The Fund may also engage in securities lending of its portfolio securities.

The Fund’s investment adviser, Ocean Park Asset Management, LLC (the “Adviser”), employs a proprietary trend following strategy to generate buy and sell signals for High Income ETFs. The Adviser calculates upper and lower bands for each High Income ETF. The upper and lower bands are offset above and below a short-term exponential moving average. A “Buy signal”, which identifies a potential uptrend for a High Income ETF, is determined by a security’s price rising above both the recent low of its upper band and a secondary moving average. The Adviser uses quantitative analysis to determine which High Income ETFs to purchase. The Fund has no limits or constraints on the number or type of High Income ETFs in which it can invest.

A High Income ETF is sold when a security’s price falls below the recent high of its lower band (a “Sell signal”), the goal being to limit drawdowns of the overall Fund. When a position is sold, the proceeds may be invested in an alternative High Income ETF, Treasury ETF or temporarily invested in cash equivalents. Cash equivalents may include, but are not limited to, U.S. Treasury bills, money market funds and ETFs that primarily invest in investment grade short-term bonds.

The Adviser’s proprietary trend following strategy to generate buy and sell signals and quantitative analysis are also applied for Treasury ETFs. The Fund may invest in Treasury ETFs when there are limited buy signals in High Income ETFs. When invested in Treasury ETFs, the Fund may sell all or a portion of Treasury ETFs as High Income ETFs enter buy signals. The Fund has no limits or constraints on the number or type of Treasury ETFs in which it can invest.

The Adviser periodically reviews the allocation of Underlying ETFs and may make adjustments to Underlying ETF holdings, including adding or removing Underlying ETFs.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

  Credit Risk. Issuers of debt securities may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund or an Underlying Fund may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by S&P or another credit rating agency.
  Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.
  High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce an Underlying Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease an Underlying Fund’s share price, potentially resulting in losses for the Fund.
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  Municipal Bond Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed.
  Bank Loan Risk. The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are invested in floating rate debt securities. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt securities in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. A significant portion of floating rate loans in which an Underlying ETF invests may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations.
  Preferred Security Risk. The value of preferred securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred security. Preferred securities are also subject to credit risk, which is the possibility that an issuer of a preferred security will fail to make its dividend payments.
  Treasury Securities Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investment exposure to U.S. Treasury obligations to decline.
  Foreign Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, economic developments or currency exchange rates and can perform differently from the U.S. market. The net asset value of the Fund will fluctuate based on changes in the value of the foreign securities held by any Underlying Funds that invest in such securities. When all or a portion of an Underlying Fund’s portfolio securities trade in a market that is closed when the market for its shares is open, there may be changes from the last quote of the closed market and the quote from the Underlying Fund’s domestic trading day, which could lead to differences between the market value of its shares and the Underlying Fund’s NAV.
  Emerging Market Risk. Underlying Funds may invest in emerging market countries. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.
  ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:
  Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participants at NAV and only in Creation Units. An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. While the Fund expects that redemptions will be solely made in-kind, the Fund may accept cash as a component of a redemption by an Authorized Participant from time to time.
  Trading Issues. Trading in Fund shares on the NASDAQ (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. An active trading market for the Shares may not be developed or maintained.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.
  Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.
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  Management Risk. The Adviser’s dependence on its investment strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful.
  Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, climate-change and climate-related events, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
  Portfolio Turnover Risk. As to the portion of the portfolio invested in ETFs, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.
  Underlying Fund Risk. Each Underlying Fund is subject to specific risks, depending on its investments. Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund. As a result, your overall cost of investing in the underlying securities and other assets will be higher than the cost of investing directly in them and may be higher than other funds that invest directly in securities. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
  Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities, a possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral), or a possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which could negatively impact the Fund. The Fund could also lose money if the value of the collateral decreases.

Performance: Because the Fund is a newly launched ETF, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Ocean Park Asset Management, LLC (the “Adviser”) is the Fund’s investment adviser.

Trading Sub-Adviser: Exchange Traded Concepts, LLC is the Fund’s trading sub-adviser.

Investment Adviser Portfolio Managers: Kenneth L. Sleeper, MBA, PhD, Managing Director, Ryan Harder, CFA, Chief Investment Strategist and James St. Aubin, CFA, CAIA, Chief Investment Officer, are portfolio managers of the Fund. Each portfolio manager has served the Fund as portfolio manager since it commenced operations in July 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Because the Fund has only recently commenced investment operations, no information on the Fund’s net asset value, market price, premiums and discounts and bid-asks spreads are presented at this time. In the future, this information will be presented in this section of the Prospectus and on the Fund’s website at www.oceanparketfs.com.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k). However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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